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                                                                    EXHIBIT 3.B


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

The Board of Directors of
  A I M Distributors, Inc. and
  Planholders of Summit Investors Plans


We consent to the use of our reports on A I M Distributors, Inc. dated February 16, 1996 and Summit Investors Plans dated February 6, 1996 included herein.


                                                   /s/ KPMG Peat Marwick LLP

                                                   KPMG Peat Marwick LLP


Houston, Texas
February 16, 1996